        Exhibit 10.3

CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT #2
THIS AMENDMENT #2 TO THE AGREEMENT (“Amendment”) is made effective as of the last date of signature (the “Amendment Effective Date”) by and between NOVAVAX, INC. (“Novavax”), a Delaware corporation with offices at 21 Firstfield Road, Gaithersburg, MD 20878, and His Majesty the King in right of Canada, as represented by the Minister of Public Works and Government Services, with offices at 10 Wellington St., 4th Floor, Gatineau, QC, K1AOS5, Canada (collectively, “Customer”).
RECITALS
WHEREAS, Novavax and Customer entered into that certain Advanced Purchase Agreement dated effective 19 January, 2021, as amended from time to time, (the “Agreement”); and
WHEREAS, the Parties desire to amend certain provisions of the Agreement.
NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged by the Parties, the Parties hereto agree that the Agreement is further amended by this Amendment as follows:
1.Shelf life. The first sentence of Section 2.11 (Shelf life) shall be deleted and replaced with the following:
2.11 Intentionally Omitted.
2.Delivery, Title and Risk of Loss. Section 3.1 shall be deleted in its entirety and replaced with the following:
3.1 Delivery, Title and Risk of Loss. Product will be delivered [***] to the delivery destinations in Canada set forth on Exhibit B hereto (the “Points of Entry”). Risk of loss and title to Product shall pass to Customer [***]. For clarity, from Effective Date until [***] at the latest, Customer will be solely responsible for ensuring it has the necessary approvals for importing Product into the Territory and for distributing Product in the Territory. Effective [***], or earlier subject to the mutual agreement of the Parties, Novavax will assume all responsibilities for the importation of Product into the Territory as the importer of record, and for delivery to the destinations set forth on Exhibit E hereto (the “Points of Delivery”). Risk of loss and title to Product shall pass to Customer upon [***]. For clarity, effective [***], or earlier subject to the mutual agreement of the Parties, Customer will be responsible only for further distribution of the Product in the Territory beyond the Points of Delivery.
3.Term. Section 8.1(b) Term shall be deleted in its entirety and replaced with the following:
b) December 31, 2024.
4.Delivery Schedule. Exhibit B Delivery Schedule shall be deleted in its entirety and replaced with new Exhibit B, herewith attached.
5.Effectiveness of Amendment. Except as amended hereby, the Agreement shall remain in full force and effect. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

6.Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument. This Amendment shall be effective upon full execution by electronic transmission or original, and an electronically transmitted signature shall be deemed to be and shall be as effective as an original signature.
ALL OTHER TERMS AND CONDITIONS OF THIS
CONTRACT REMAIN UNCHANGED
SIGNATURES ON FOLLOWING PAGE

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.
HIS MAJESTY THE KING IN RIGHT OF CANADA AS REPRESENTED BY THE MINISTER OF PUBLIC WORKS AND GOVERNMENT SERVICES

Per:        [***]
    Name:    [***]
    Title:    [***]

NOVAVAX INC.

Per:        /s/ Julia Rosenthal
    Name:    Julia Rosenthal
    Title:    Director, Legal Affairs, Contracts
    Date:    10/18/2022

I have the authority to bind the Corporation.

Exhibit B
(Updated per Amendment 2)
[Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit setting forth the delivery schedule has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]
    4